                                                                    Exhibit 4.32

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY SHALL NOT TRADE THE SECURITIES BEFORE JULY 24, 2004.

THE SECURITIES COVERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (i) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (II) OTHERWISE UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND CLOSING DATE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT. TERMS USED HEREIN HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S.

THE BROKER'S WARRANTS EVIDENCED HEREBY ARE EXERCISABLE ON OR BEFORE 5:00 P.M. (TORONTO TIME) ON MARCH 23, 2005, AFTER WHICH TIME THE BROKER'S WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.


             COMPENSATION WARRANTS TO PURCHASE UP TO 89,594 UNITS OF

                         SPECTRUM SIGNAL PROCESSING INC.
                  (EXISTING UNDER THE LAWS OF BRITISH COLUMBIA)

                                   VOID AFTER
                                 MARCH 23, 2005

         THIS CERTIFIES that, for value received, GMP Securities Ltd. (the "HOLDER"), is the registered holder of 89,594 compensation warrants (the "COMPENSATION WARRANTS") each of which entitle the holder, subject to the terms and conditions set forth in this Compensation Warrant Certificate, to purchase from Spectrum Signal Processing Inc. (the "CORPORATION"), one unit (a "UNIT"), at any time until 5:00 p.m. (Toronto time) on March 23, 2005, at which time this Compensation Warrant shall become wholly void and the unexercised portion of the subscription right represented hereby will expire and terminate (the "TIME OF EXPIRY") on payment of $1.50 per unit (the "EXERCISE PRICE"). Each Unit shall consist of one common share in the capital of the Corporation (a "COMPENSATION WARRANT SHARE") and one-half of one Common Share purchase warrant. Each whole warrant (a "BROKER WARRANT") is exercisable at any time until that date which is 18 months following the date hereof for one common share in the capital of the Corporation (a "BROKER WARRANT SHARE") at an exercise price of $1.50 per share. The number of Compensation Warrant Shares which the Holder is entitled to acquire upon exercise of the Compensation Warrants and the Exercise Price are subject to adjustment as hereinafter provided.

1. EXERCISE OF COMPENSATION WARRANTS

         (a) Election to Purchase. The rights evidenced by this certificate may be exercised by the Holder in whole or in part and in accordance with the provisions hereof by delivery of an Election to Purchase in substantially the form attached hereto as Schedule 1, properly completed and executed, together with payment by certified cheque or bank draft of the Exercise Price for the number of Units specified in the Election to Purchase at the office of the Corporation at One Spectrum Court, 200 - 2700 Production Way, Burnaby, British Columbia V5A 4X1, or such other address in Canada as may be notified in writing by the Corporation (the "Corporation Office"). The election to purchase must be executed outside the United States. In the event that the rights evidenced by this certificate are exercised in part, the Corporation shall, contemporaneously with the issuance of the Units issuable on the exercise of the Compensation Warrants so exercised, issue to the Holder a Compensation Warrant Certificate on identical terms in respect of that number of Units in respect of which the Holder has not exercised the rights evidenced by this certificate.

         (b) Exercise. The Corporation shall, within three business days after receiving a duly executed Election to Purchase and the Exercise Price for the number of Units specified in the Election to Purchase (the "EXERCISE DATE"), issue that number of Units specified in the Election to Purchase.

         (c) Certificates. As promptly as practicable after the Exercise Date, the Corporation shall issue and deliver to the Holder, registered in such name or names as the Holder may direct or if no such direction has been given, in the name of the Holder, a certificate or certificates for the number of Compensation Warrant Shares and Broker Warrants specified in the Election to Purchase. To the extent permitted by law, such exercise shall be deemed to have been effected as of the close of business on the Exercise Date, and at such time the rights of the Holder with respect to the number of Compensation Warrants which have been exercised as such shall cease, and the person or persons in whose name or names any certificate or certificates for Compensation Warrant Shares and Broker Warrants shall then be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Compensation Warrant Shares and Broker Warrants represented thereby.

         (d) Fractional Units. No fractional Units shall be issued upon exercise of this Compensation Warrant and the Agent will not be entitled to any cash payment or compensation in lieu of a fractional Unit.

         (e)      Corporate Changes.

                  (i) Subject to paragraph 1(e)(ii) hereof, if, after March 23, 2004 and prior to the Time of Expiry, the Corporation shall be a party to any reorganization, merger, dissolution or sale of all or substantially all of its assets, whether or not the Corporation is the surviving entity, the Compensation Warrants evidenced by this certificate shall be adjusted so that the holder hereof shall be entitled to acquire the same number and type of securities to which the holder of that number of Compensation Warrant Shares of the Corporation subject to the unexercised Compensation Warrants would have been entitled by reason of such reorganization, merger, dissolution or sale of all or substantially all of its assets (the "EVENT"), and the Exercise Price shall be adjusted to be the amount determined by multiplying the Exercise Price in effect immediately prior to the Event by the number of Compensation Warrant Shares subject to the unexercised Compensation Warrants immediately prior to the Event, and dividing the product thereof by the number of securities to which the holder of that number of Compensation Warrant Shares subject to the unexercised Compensation Warrants would have been entitled to by reason of such Event.

                  (ii) If the Corporation is unable to deliver securities to the Holder pursuant to the proper exercise of a Compensation Warrant, the Corporation may satisfy such obligations to the Holder hereunder by paying to the Holder in cash the difference between the Exercise Price of all unexercised Compensation Warrants granted hereunder and the Fair Market Value of the securities to which the Holder would be entitled to upon exercise of all unexercised Compensation Warrants. Adjustments under this subparagraph (e) or (subject to subparagraph (o)) any determinations as to the Fair Market Value of any securities shall be made by the board of directors of the Corporation, or any committee thereof specifically designated by the board of directors to be responsible therefor, and any reasonable determination made by such board or committee thereof shall be binding and conclusive, subject only to any disputes being resolved by the Corporation's auditors, whose determination shall be binding and conclusive.

         (f)      Subdivision or Consolidation of Common Shares.

                  (i) In the event that, after March 23, 2004 and prior to the Time of Expiry, the Corporation shall subdivide its outstanding common shares ("COMMON SHARES") into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Shares shall be consolidated into a smaller number of shares, the Exercise Price in effect immediately prior to such consolidation shall be proportionately increased.

                  (ii) Upon each adjustment of the Exercise Price as provided herein, the Holder shall thereafter be entitled to acquire, at the Exercise Price resulting from such adjustment, the number of Compensation Warrant Shares (calculated to the nearest tenth of a Compensation Warrant Share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Compensation Warrant Shares which may be acquired hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         (g) Change or Reclassification of Common Shares. In the event that, after March 23, 2004 and prior to the Time of Expiry, the Corporation shall change or reclassify its outstanding Common Shares into a different class of securities, the rights evidenced by the Compensation Warrants shall be adjusted as follows so as to apply to the successor class of securities:

                  (i) the number of the successor class of securities which the Holder shall be entitled to acquire as part of the Units shall be that number of the successor class of securities which a holder of that number of Compensation Warrant Shares subject to the unexercised Compensation Warrants immediately prior to the change or reclassification would have been entitled to by reason of such change or reclassification; and

                  (ii) the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the change or reclassification by the number of Compensation Warrant Shares subject to the unexercised Compensation Warrants immediately prior to the change or reclassification, and dividing the product thereof by the number of shares determined in paragraph 1(g)(i) hereof.

                  (h) Offering to Shareholders. If and whenever at any time after March 23, 2004 and prior to the Time of Expiry, the Corporation shall fix a record date or if a date of entitlement to receive is otherwise established (any such date being hereinafter referred to in this subsection 1(h) as the "record date") for the issuance of rights, options or warrants to all or substantially all the holders of the outstanding Common Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares or securities convertible into or exchangeable for Common Shares at a price per share or, as the case may be, having a conversion or exchange price per share less than 95% of the Fair Market Value (as hereinafter defined) on such record date, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus a number equal to the number arrived at by dividing the aggregate subscription or purchase price of the total number of additional Common Shares offered for subscription or purchase or, as the case may be, the aggregate conversion or exchange price of the convertible or exchangeable securities so offered by such Fair Market Value, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares so offered (or into which the convertible or exchangeable securities so offered are convertible or exchangeable); Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that any rights or warrants are not so issued or any such rights or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number of Common Shares or conversion or exchange rights contained in convertible or exchangeable securities actually issued upon the exercise of such rights or warrants, as the case may be. In any case in which this section requires that an adjustment be made to the Exercise Price, no such adjustment shall be made if the Holder of the outstanding Compensation Warrants receives the rights, options or warrants referred to in this section in such kind and number as the Holder would have received if the Holder had been a holder of Common Shares on the applicable record date by virtue of the Holder's outstanding Compensation Warrants having then been exercised into Compensation Warrant Shares at the Exercise Price in effect on the applicable record date or effective date, as the case may be. Any such issuance of share, rights, options, or warrants will be subject to regulatory approval.

         (i) Carry Over of Adjustments. No adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than 1% of the Exercise Price in effect immediately prior to the event giving rise to the adjustment, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 1% of the Exercise Price.

         (j) Notice of Adjustment. Upon any adjustment of the number of Compensation Warrant Shares and upon any adjustment of the Exercise Price, then and in each such case the Corporation shall give written notice thereof to the Holder, which notice shall state the Exercise Price and the number of Compensation Warrant Shares and Broker Warrants or other securities subject to the unexercised Compensation Warrants resulting from such adjustment, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the request of the Holder there shall be transmitted promptly to the Holder a statement of the firm of independent chartered accountants retained to audit the financial statements of the Corporation to the effect that such firm concurs in the Corporation's calculation of the change.

         (k) Other Notices. In case at any time after March 23, 2004 and prior to the Time of Expiry:

                  (i) the Corporation shall declare any dividend upon its Common Shares payable in Common Shares;

                  (ii) the Corporation shall offer for subscription pro rata to the holders of its Common Shares any additional shares of any class or other rights;

                  (iii) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation, amalgamation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

         then, in any one or more of such cases, the Corporation shall give to the Holder (A) at least 10 days' prior written notice of the date on which a record date shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be.

         (l) Shares to be Reserved. The Corporation will at all times keep available, and reserve if necessary under Canadian law, out of its authorized Common Shares, solely for the purpose of issue upon the exercise of the Compensation Warrants, (i) such number of Compensation Warrant Shares as shall then be issuable upon the exercise of the Compensation Warrants, and
                  (ii) such number of Broker Warrant Shares issuable upon the due exercise of the Broker Warrants issuable upon the due exercise of the Compensation Warrants. The Corporation covenants and agrees that the Compensation Warrant Shares and the Broker Warrant Shares which shall be so issuable upon being duly exercised will, upon issuance, be duly authorized and issued as fully paid and non-assessable. The Corporation will take all such actions as may be necessary to ensure that all such Compensation Warrant and Broker Warrant Shares may be so issued without violation of any applicable requirements of any exchange upon which the Common Shares may be listed or in respect of which the Common Shares are qualified for unlisted trading privileges. The Corporation will take all such actions are within its power to ensure that all such Compensation Warrant Shares and the Broker Warrant Shares may be so issued without violation of any applicable law.

         (m) Issue Tax. The issuance of certificates for Compensation Warrant Shares and Broker Warrants upon the exercise of Compensation Warrants shall be made without charge to the Holder for any issuance tax in respect thereto, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

         (n) Listing. The Corporation will, at its expense and as expeditiously as possible, use its reasonable commercial efforts to cause all Compensation Warrant Shares and Broker Warrant Shares issuable upon the exercise of the Compensation Warrants and the Broker Warrants, respectively, to be duly listed on the Toronto Stock Exchange and/or any other stock exchange upon which the Common Shares may be then listed prior to the issuance of such shares.

         (o) Fair Market Value. For the purposes of any computation hereunder, the "Fair Market Value" at any date shall be the weighted average sale price per share for the Common Shares of the Corporation for the 20 consecutive trading days immediately before such date on the most senior stock exchange in Canada on which the Common Shares may then be listed and on which there is the greatest volume of trading of the Common Shares for such 20 day period, or, if the shares or any other security in respect of which a determination of Fair Market Value is being made are not listed on any stock exchange, the Fair Market Value shall be determined by the directors, which determination shall be conclusive. The weighted average price shall be determined by dividing the aggregate sale price of all such shares sold on the said exchange during the said 20 consecutive trading days by the total number of such shares so sold.

2.       REPLACEMENT

         Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Compensation Warrant Certificate and, if requested by the Corporation, upon delivery of a bond of indemnity satisfactory to the Corporation (or, in the case of mutilation, upon surrender of this Compensation Warrant Certificate), the Corporation will issue to the Holder a replacement certificate (containing the same terms and conditions as this Compensation Warrant Certificate).


3.       EXPIRY DATE

         The Compensation Warrants shall expire and all rights to purchase Units hereunder shall cease and become null and void at 5:00 p.m. (Toronto time) on March 23, 2005.


4.       COVENANT.

         So long as any Compensation Warrants remain outstanding the Corporation covenants that it shall use its commercially reasonable best efforts to maintain its status as a reporting issuer not in default in the Offering Jurisdictions.


5.       DEFINED TERMS

         All capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the agency agreement dated as of March 23, 2004 among the Corporation, GMP Securities Ltd. and Dlouhy Merchant Group Inc.

6.       GOVERNING LAW

         The laws of the Province of British Columbia and the laws of Canada applicable therein shall govern the Compensation Warrants.

7.       SUCCESSORS

         This Compensation Warrant Certificate shall enure to the benefit of the Holder and its successors or assigns and shall be binding on the Corporation and its respective successors.

8.       GENERAL

         This Compensation Warrant is non-assignable and non-transferable.

         By acceptance hereof, the Agent hereby represents and warrants to the Corporation that the Agent is acquiring this Compensation Warrant as principal for its own account and not for the benefit of any other person.

         All amounts of money referred to in this Compensation Warrant Certificate are expressed in lawful money of Canada.




                           [INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF the Corporation has caused this Compensation Warrant Certificate to be signed by a duly authorized officers.

         DATED as of March 23rd, 2004.

                                     SPECTRUM SIGNAL PROCESSING INC.



                                     Per: /s/ Brent Flichel
                                          --------------------------------------
                                          Authorized Signing Officer

                                  SCHEDULE "1"

                              ELECTION TO EXERCISE

         The undersigned hereby irrevocably elects to exercise the number of Compensation Warrants of Spectrum Signal Processing Inc. set out below for the number of Units (or other property or securities subject thereto) as set forth below:


         (a)  Number of Compensation Warrants to be Exercised:     ____________

         (b)  Number of Units to be Acquired:                      ____________

         (c)  Exercise Price per Unit:                            $____________

         (d)  Aggregate Purchase Price [(b) multiplied by (c)]    $____________

and hereby tenders a certified cheque, bank draft or cash for such aggregate purchase price, and directs such Units to be registered and a certificate therefor to be issued as directed below.

         DATED this ______ day of ____________, 200__ .


                                     [NAME OF HOLDER]

                                     Per:
                                         ---------------------------------------

                                     -------------------------------------------

                                     Name of Registered Holder:

                                     -------------------------------------------

                                     Address of Registered Holder:

                                     -------------------------------------------

                                     -------------------------------------------

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY SHALL NOT TRADE THE SECURITIES BEFORE JULY 24, 2004.

THE SECURITIES COVERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (i) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (II) OTHERWISE UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND CLOSING DATE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT. TERMS USED HEREIN HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S.

THE BROKER'S WARRANTS EVIDENCED HEREBY ARE EXERCISABLE ON OR BEFORE 5:00 P.M. (TORONTO TIME) ON MARCH 23, 2005, AFTER WHICH TIME THE BROKER'S WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.


             COMPENSATION WARRANTS TO PURCHASE UP TO 9,955 UNITS OF

                         SPECTRUM SIGNAL PROCESSING INC.
                  (EXISTING UNDER THE LAWS OF BRITISH COLUMBIA)

                                   VOID AFTER
                                 MARCH 23, 2005

         THIS CERTIFIES that, for value received, Dlouhy Merchant Group Inc. (the "HOLDER"), is the registered holder of 9,955 compensation warrants (the "COMPENSATION WARRANTS") each of which entitle the holder, subject to the terms and conditions set forth in this Compensation Warrant Certificate, to purchase from Spectrum Signal Processing Inc. (the "CORPORATION"), one unit (a "UNIT"), at any time until 5:00 p.m. (Toronto time) on March 23, 2005, at which time this Compensation Warrant shall become wholly void and the unexercised portion of the subscription right represented hereby will expire and terminate (the "TIME OF EXPIRY") on payment of $1.50 per unit (the "EXERCISE PRICE"). Each Unit shall consist of one common share in the capital of the Corporation (a "COMPENSATION WARRANT SHARE") and one-half of one Common Share purchase warrant. Each whole warrant (a "BROKER WARRANT") is exercisable at any time until that date which is 18 months following the date hereof for one common share in the capital of the Corporation (a "BROKER WARRANT SHARE") at an exercise price of $1.50 per share. The number of Compensation Warrant Shares which the Holder is entitled to acquire upon exercise of the Compensation Warrants and the Exercise Price are subject to adjustment as hereinafter provided.

1.       EXERCISE OF COMPENSATION WARRANTS

         (a) Election to Purchase. The rights evidenced by this certificate may be exercised by the Holder in whole or in part and in accordance with the provisions hereof by delivery of an Election to Purchase in substantially the form attached hereto as Schedule 1, properly completed and executed, together with payment by certified cheque or bank draft of the Exercise Price for the number of Units specified in the Election to Purchase at the office of the Corporation at One Spectrum Court, 200 - 2700 Production Way, Burnaby, British Columbia V5A 4X1, or such other address in Canada as may be notified in writing by the Corporation (the "Corporation Office"). The election to purchase must be executed outside the United States. In the event that the rights evidenced by this certificate are exercised in part, the Corporation shall, contemporaneously with the issuance of the Units issuable on the exercise of the Compensation Warrants so exercised, issue to the Holder a Compensation Warrant Certificate on identical terms in respect of that number of Units in respect of which the Holder has not exercised the rights evidenced by this certificate.

         (b) Exercise. The Corporation shall, within three business days after receiving a duly executed Election to Purchase and the Exercise Price for the number of Units specified in the Election to Purchase (the "EXERCISE DATE"), issue that number of Units specified in the Election to Purchase.

         (c) Certificates. As promptly as practicable after the Exercise Date, the Corporation shall issue and deliver to the Holder, registered in such name or names as the Holder may direct or if no such direction has been given, in the name of the Holder, a certificate or certificates for the number of Compensation Warrant Shares and Broker Warrants specified in the Election to Purchase. To the extent permitted by law, such exercise shall be deemed to have been effected as of the close of business on the Exercise Date, and at such time the rights of the Holder with respect to the number of Compensation Warrants which have been exercised as such shall cease, and the person or persons in whose name or names any certificate or certificates for Compensation Warrant Shares and Broker Warrants shall then be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Compensation Warrant Shares and Broker Warrants represented thereby.

         (d) Fractional Units. No fractional Units shall be issued upon exercise of this Compensation Warrant and the Agent will not be entitled to any cash payment or compensation in lieu of a fractional Unit.

         (e)      Corporate Changes.

                  (i) Subject to paragraph 1(e)(ii) hereof, if, after March 23, 2004 and prior to the Time of Expiry, the Corporation shall be a party to any reorganization, merger, dissolution or sale of all or substantially all of its assets, whether or not the Corporation is the surviving entity, the Compensation Warrants evidenced by this certificate shall be adjusted so that the holder hereof shall be entitled to acquire the same number and type of securities to which the holder of that number of Compensation Warrant Shares of the Corporation subject to the unexercised Compensation Warrants would have been entitled by reason of such reorganization, merger, dissolution or sale of all or substantially all of its assets (the "EVENT"), and the Exercise Price shall be adjusted to be the amount determined by multiplying the Exercise Price in effect immediately prior to the Event by the number of Compensation Warrant Shares subject to the unexercised Compensation Warrants immediately prior to the Event, and dividing the product thereof by the number of securities to which the holder of that number of Compensation Warrant Shares subject to the unexercised Compensation Warrants would have been entitled to by reason of such Event.

                  (ii) If the Corporation is unable to deliver securities to the Holder pursuant to the proper exercise of a Compensation Warrant, the Corporation may satisfy such obligations to the Holder hereunder by paying to the Holder in cash the difference between the Exercise Price of all unexercised Compensation Warrants granted hereunder and the Fair Market Value of the securities to which the Holder would be entitled to upon exercise of all unexercised Compensation Warrants. Adjustments under this subparagraph (e) or (subject to subparagraph (o)) any determinations as to the Fair Market Value of any securities shall be made by the board of directors of the Corporation, or any committee thereof specifically designated by the board of directors to be responsible therefor, and any reasonable determination made by such board or committee thereof shall be binding and conclusive, subject only to any disputes being resolved by the Corporation's auditors, whose determination shall be binding and conclusive.

         (f)      Subdivision or Consolidation of Common Shares.

                  (i) In the event that, after March 23, 2004 and prior to the Time of Expiry, the Corporation shall subdivide its outstanding common shares ("COMMON SHARES") into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Shares shall be consolidated into a smaller number of shares, the Exercise Price in effect immediately prior to such consolidation shall be proportionately increased.

                  (ii) Upon each adjustment of the Exercise Price as provided herein, the Holder shall thereafter be entitled to acquire, at the Exercise Price resulting from such adjustment, the number of Compensation Warrant Shares (calculated to the nearest tenth of a Compensation Warrant Share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Compensation Warrant Shares which may be acquired hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         (g) Change or Reclassification of Common Shares. In the event that, after March 23, 2004 and prior to the Time of Expiry, the Corporation shall change or reclassify its outstanding Common Shares into a different class of securities, the rights evidenced by the Compensation Warrants shall be adjusted as follows so as to apply to the successor class of securities:

                  (i) the number of the successor class of securities which the Holder shall be entitled to acquire as part of the Units shall be that number of the successor class of securities which a holder of that number of Compensation Warrant Shares subject to the unexercised Compensation Warrants immediately prior to the change or reclassification would have been entitled to by reason of such change or reclassification; and

                  (ii) the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the change or reclassification by the number of Compensation Warrant Shares subject to the unexercised Compensation Warrants immediately prior to the change or reclassification, and dividing the product thereof by the number of shares determined in paragraph 1(g)(i) hereof.

         (h) Offering to Shareholders. If and whenever at any time after March 23, 2004 and prior to the Time of Expiry, the Corporation shall fix a record date or if a date of entitlement to receive is otherwise established (any such date being hereinafter referred to in this subsection 1(h) as the "record date") for the issuance of rights, options or warrants to all or substantially all the holders of the outstanding Common Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares or securities convertible into or exchangeable for Common Shares at a price per share or, as the case may be, having a conversion or exchange price per share less than 95% of the Fair Market Value (as hereinafter defined) on such record date, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus a number equal to the number arrived at by dividing the aggregate subscription or purchase price of the total number of additional Common Shares offered for subscription or purchase or, as the case may be, the aggregate conversion or exchange price of the convertible or exchangeable securities so offered by such Fair Market Value, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares so offered (or into which the convertible or exchangeable securities so offered are convertible or exchangeable); Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that any rights or warrants are not so issued or any such rights or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number of Common Shares or conversion or exchange rights contained in convertible or exchangeable securities actually issued upon the exercise of such rights or warrants, as the case may be. In any case in which this section requires that an adjustment be made to the Exercise Price, no such adjustment shall be made if the Holder of the outstanding Compensation Warrants receives the rights, options or warrants referred to in this section in such kind and number as the Holder would have received if the Holder had been a holder of Common Shares on the applicable record date by virtue of the Holder's outstanding Compensation Warrants having then been exercised into Compensation Warrant Shares at the Exercise Price in effect on the applicable record date or effective date, as the case may be. Any such issuance of share, rights, options, or warrants will be subject to regulatory approval.

         (i) Carry Over of Adjustments. No adjustment of the Exercise Price shall be made if the amount of such adjustment shall be less than 1% of the Exercise Price in effect immediately prior to the event giving rise to the adjustment, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 1% of the Exercise Price.

         (j) Notice of Adjustment. Upon any adjustment of the number of Compensation Warrant Shares and upon any adjustment of the Exercise Price, then and in each such case the Corporation shall give written notice thereof to the Holder, which notice shall state the Exercise Price and the number of Compensation Warrant Shares and Broker Warrants or other securities subject to the unexercised Compensation Warrants resulting from such adjustment, and shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the request of the Holder there shall be transmitted promptly to the Holder a statement of the firm of independent chartered accountants retained to audit the financial statements of the Corporation to the effect that such firm concurs in the Corporation's calculation of the change.

         (k) Other Notices. In case at any time after March 23, 2004 and prior to the Time of Expiry:

                  (i) the Corporation shall declare any dividend upon its Common Shares payable in Common Shares;

                  (ii) the Corporation shall offer for subscription pro rata to the holders of its Common Shares any additional shares of any class or other rights;

                  (iii) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation, amalgamation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

         then, in any one or more of such cases, the Corporation shall give to the Holder (A) at least 10 days' prior written notice of the date on which a record date shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be.

         (l) Shares to be Reserved. The Corporation will at all times keep available, and reserve if necessary under Canadian law, out of its authorized Common Shares, solely for the purpose of issue upon the exercise of the Compensation Warrants, (i) such number of Compensation Warrant Shares as shall then be issuable upon the exercise of the Compensation Warrants, and
                  (ii) such number of Broker Warrant Shares issuable upon the due exercise of the Broker Warrants issuable upon the due exercise of the Compensation Warrants. The Corporation covenants and agrees that the Compensation Warrant Shares and the Broker Warrant Shares which shall be so issuable upon being duly exercised will, upon issuance, be duly authorized and issued as fully paid and non-assessable. The Corporation will take all such actions as may be necessary to ensure that all such Compensation Warrant and Broker Warrant Shares may be so issued without violation of any applicable requirements of any exchange upon which the Common Shares may be listed or in respect of which the Common Shares are qualified for unlisted trading privileges. The Corporation will take all such actions are within its power to ensure that all such Compensation Warrant Shares and the Broker Warrant Shares may be so issued without violation of any applicable law.

         (m) Issue Tax. The issuance of certificates for Compensation Warrant Shares and Broker Warrants upon the exercise of Compensation Warrants shall be made without charge to the Holder for any issuance tax in respect thereto, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

         (n) Listing. The Corporation will, at its expense and as expeditiously as possible, use its reasonable commercial efforts to cause all Compensation Warrant Shares and Broker Warrant Shares issuable upon the exercise of the Compensation Warrants and the Broker Warrants, respectively, to be duly listed on the Toronto Stock Exchange and/or any other stock exchange upon which the Common Shares may be then listed prior to the issuance of such shares.

         (o) Fair Market Value. For the purposes of any computation hereunder, the "Fair Market Value" at any date shall be the weighted average sale price per share for the Common Shares of the Corporation for the 20 consecutive trading days immediately before such date on the most senior stock exchange in Canada on which the Common Shares may then be listed and on which there is the greatest volume of trading of the Common Shares for such 20 day period, or, if the shares or any other security in respect of which a determination of Fair Market Value is being made are not listed on any stock exchange, the Fair Market Value shall be determined by the directors, which determination shall be conclusive. The weighted average price shall be determined by dividing the aggregate sale price of all such shares sold on the said exchange during the said 20 consecutive trading days by the total number of such shares so sold.

2.       REPLACEMENT

         Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Compensation Warrant Certificate and, if requested by the Corporation, upon delivery of a bond of indemnity satisfactory to the Corporation (or, in the case of mutilation, upon surrender of this Compensation Warrant Certificate), the Corporation will issue to the Holder a replacement certificate (containing the same terms and conditions as this Compensation Warrant Certificate).


3.       EXPIRY DATE

         The Compensation Warrants shall expire and all rights to purchase Units hereunder shall cease and become null and void at 5:00 p.m. (Toronto time) on March 23, 2005.


4.       COVENANT

         So long as any Compensation Warrants remain outstanding the Corporation covenants that it shall use its commercially reasonable best efforts to maintain its status as a reporting issuer not in default in the Offering Jurisdictions.


5.       DEFINED TERMS

         All capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the agency agreement dated as of March 23, 2004 among the Corporation, GMP Securities Ltd. and Dlouhy Merchant Group Inc.

6.       GOVERNING LAW

         The laws of the Province of British Columbia and the laws of Canada applicable therein shall govern the Compensation Warrants.

7.       SUCCESSORS

         This Compensation Warrant Certificate shall enure to the benefit of the Holder and its successors or assigns and shall be binding on the Corporation and its respective successors.

8.       GENERAL

         This Compensation Warrant is non-assignable and non-transferable.

         By acceptance hereof, the Agent hereby represents and warrants to the Corporation that the Agent is acquiring this Compensation Warrant as principal for its own account and not for the benefit of any other person.

         All amounts of money referred to in this Compensation Warrant Certificate are expressed in lawful money of Canada.


                           [INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF the Corporation has caused this Compensation Warrant Certificate to be signed by a duly authorized officers.

         DATED as of March 23rd, 2004.

                                     SPECTRUM SIGNAL PROCESSING INC.



                                     Per: /s/ Brent Flichel
                                          --------------------------------------
                                          Authorized Signing Officer

                                  SCHEDULE "1"

                              ELECTION TO EXERCISE

         The undersigned hereby irrevocably elects to exercise the number of Compensation Warrants of Spectrum Signal Processing Inc. set out below for the number of Units (or other property or securities subject thereto) as set forth below:


         (a)  Number of Compensation Warrants to be Exercised:     ____________

         (b)  Number of Units to be Acquired:                      ____________

         (c)  Exercise Price per Unit:                            $____________

         (d)  Aggregate Purchase Price [(b) multiplied by (c)]    $____________

and hereby tenders a certified cheque, bank draft or cash for such aggregate purchase price, and directs such Units to be registered and a certificate therefor to be issued as directed below.

         DATED this ______ day of ____________, 200__ .


                                         [NAME OF HOLDER]

                                         Per:
                                             -----------------------------------

                                         ---------------------------------------

                                         Name of Registered Holder:

                                         ---------------------------------------

                                         Address of Registered Holder:

                                         ---------------------------------------


                                         ---------------------------------------